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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 23, 1997 (December 18, 1997)


                           SIMON DEBARTOLO GROUP, INC.
             (Exact name of registrant as specified in its charter)


   MARYLAND                       1-12618                      35-1901999
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


                           115 WEST WASHINGTON STREET
                           INDIANAPOLIS, INDIANA    46204
                        (Address of principal     (Zip Code)
                         executive offices)


Registrant's telephone number, including area code:      (317) 636-1600


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS

         Simon DeBartolo Group, Inc., a Maryland corporation (the "Company"), is filing this Current Report on Form 8-K in connection with the issuance of up to 301,887 shares of its Common Stock, par value $.0001 per share (the "Common Stock"). The Common Stock was registered as part of the Company's Registration Statement on Form S-3 (File No. 333-11431), which was declared effective by the Securities and Exchange Commission on September 20, 1996. On December 18, 1997, the Company agreed to sell the shares of Common Stock to Legg Mason Wood
Walker, Incorporated at $31.6344 per share.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits:

The exhibits listed below relate to the Registration Statement (No. 333-11431) on Form S-3 of the Company and are filed herewith for incorporation by reference in such Registration Statement.

      Exhibit Number
  (Referenced to Item 601
    of Regulation S-K)               Description of Exhibit
    ------------------               ----------------------



               1              Terms Agreement, dated December 18, 1997

               5 Opinion of Piper & Marbury L.L.P., Maryland counsel to the Company, as to the legality of the Common Stock

               8 Opinion of Baker & Daniels, counsel to the Company, as to certain federal tax matters

               23.1 Consent of Piper & Marbury L.L.P. (included in its opinion filed as Exhibit 5)

               23.2 Consent of Baker & Daniels (included in its opinion filed as Exhibit 8)




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 23, 1997


                                            SIMON DeBARTOLO GROUP, INC.


                                            By:   /s/ JAMES A. BARKLEY
                                                  --------------------
                                            Title:    Secretary





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                                EXHIBIT INDEX
                                -------------




      Exhibit Number              Description of Exhibit
      --------------              -----------------------



               1              Terms Agreement, dated December 18, 1997

               5 Opinion of Piper & Marbury L.L.P., Maryland counsel to the Company, as to the legality of the Common Stock

               8 Opinion of Baker & Daniels, counsel to the Company, as to certain federal tax matters

               23.1 Consent of Piper & Marbury L.L.P. (included in its opinion filed as Exhibit 5)

               23.2 Consent of Baker & Daniels (included in its opinion filed as Exhibit 8)